                                                                    EXHIBIT 99.1

FORM OF PROXY MATERIALS OF NEW YORK COMMUNITY BANCORP, INC.


                       NEW YORK COMMUNITY BANCORP, INC.
                                REVOCABLE PROXY

                        SPECIAL MEETING OF STOCKHOLDERS
                                 June 20, 2001
                             10:00 a.m. Local Time


       The undersigned hereby appoints the Proxy Committee of the Board of Directors of New York Community Bancorp, Inc. (the "Company"), with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on June 20, 2001, at 10:00 a.m. local time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, in Flushing, New York, and at any and all adjournments or postponements thereof as set forth on the reverse side.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       This proxy is revocable and will be voted as directed. If you return this form properly signed but do not otherwise specify, your shares will be voted FOR the proposal specified on the reverse side. If you do not sign and return this form, your shares will note be voted. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus dated May 14, 2001.

                 (Continued and to be signed on reverse side)

                                              Please mark your     ----------
                                                  votes as
                                               Indicated in this       X
                                                    example        ----------





THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

1.  To approve and adopt the Agreement and Plan of Merger,                  FOR      AGAINST        ABSTAIN
    dated as of March 27, 2001, by and between New York                     [_]        [_]            [_]
    Community Bancorp, Inc. and Richmond County Financial
    Corp., as more fully described in the accompanying Joint
    Proxy Statement/Prospectus.

In its discretion, the Proxy Committee of the Board of Directors is authorized to vote on such other matters as may properly come before the Special Meeting.


Please indicate here if you plan to attend the Special Meeting.                        YES            NO
                                                                                       [_]            [_]


Signature______________________________   Signature_____________________________Date______________


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             FOLD AND DETACH HERE

                        NEW YORK COMMUNITY BANCORP, INC.
                                REVOCABLE PROXY

                        SPECIAL MEETING OF STOCKHOLDERS
                                 JUNE 20, 2001
                             10:00 a.m. Local Time

  The undersigned hereby appoints the Proxy Committee of the Board of Directors of New York Community Bancorp, Inc. (the "Company"), with full power of substitution, to act as attorney and proxy for the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders to be held on June 20, 2001 at 10:00 a.m. local time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue in Flushing New York, and at any and all adjournments thereof as set forth on the reverse side.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

This proxy is revocable and will be voted as directed. If you return this form properly signed but do not otherwise specify, your shares will be voted FOR the proposal specified below. If you do not sign and return this form, your shares will not be voted. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus dated May 14, 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

        1. To approve and adopt the Agreement and Plan of merger, dated as of March 27, 2001, by and between New York Community Bancorp, Inc. and Richmond County Financial Corp. as more fully described in the accompanying Joint Proxy Statement/Prospectus.

                   FOR            AGAINST           ABSTAIN
                   ---            -------           -------

                   ---            -------           -------

                 --------------------------------------------
In its discretion, the Proxy Committee of the Board of Directors is authorized to vote on such other matters as may properly come before the Special Meeting.

The Trustee is hereby authorized to vote any shares attributable to me in their capacities as indicated. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposal and FOR other matters as recommended by the Board of Directors.



----------------------------            --------------------------------
Print your name on this line            Your signature


-------------------------
Date


Please date, sign, and return this form in the envelope provided by no later
                                                                 -----------
than June 1, 2001 to: Ms. Victoria Kalligeros, Asst. Vice President, Human
-----------------
Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York
11590.

                            NEW YORK COMMUNITY BANK
                              615 MERRICK AVENUE
                           WESTBURY, NEW YORK 11590

                                                        May 14, 2001

Dear Executive Officer,

      As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993 and the formation of Queens County Bancorp, Inc. as the parent holding company for the Bank, and its subsequent renaming to New York Community Bancorp, Inc. (the "Company"), the following benefit plans were either amended or established as noted:

     1.   The Bank's Incentive Savings Plan ("401(a) Plan") was amended to
          -------------------------------------------------
          provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Trust Company.

     2.   An Employee Stock Ownership Plan and Trust ("ESOP") was established.
          ---------------------------------------------------
          The ESOP acquired 2,946,800 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,699,056 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Trust Company.

     3.   A Supplemental Benefit Plan was established. Shares are purchased to
          ---------------------------
          replace benefits not received due to limitations imposed by the Internal Revenue Code of 1986. The unrelated corporate trustee is First Bankers Trust Co.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a Joint Proxy
Statement/Prospectus dated May 14, 2001, and the Revocable Proxy Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Revocable Proxy Form and return it by no
                                                                          -----
later than June 1, 2001 to: Ms. Victoria Kalligeros, Asst. Vice President, Human
-----------------------
Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Revocable Proxy Form pertain only to shares held through the Bank's benefit
                                 ----
plans.

                                        Sincerely yours,


                                        The Board of Directors

                            NEW YORK COMMUNITY BANK
                              615 MERRICK AVENUE
                           WESTBURY, NEW YORK 11590

                                                        May 14, 2001

Dear Employee,

    As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993 and the formation of Queens County Bancorp, Inc. as the parent holding company for the Bank, and its subsequent renaming to New York Community Bancorp, Inc. (the "Company"), the following benefit plans were either amended or established as noted:

     1.   The Bank's Incentive Savings Plan ("401(a) Plan") was amended to
          -------------------------------------------------
          provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Trust Company.

     2.   An Employee Stock Ownership Plan and Trust ("ESOP") was established.
          ---------------------------------------------------
          The ESOP acquired 2,946,800 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,699,056 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Trust Company.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a Joint Proxy
Statement/Prospectus dated May 14, 2001, and the Revocable Proxy Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Revocable Proxy Form and return it by no
                                                                          -----
later than June 1, 2001 to: Ms. Victoria Kalligeros, Asst. Vice President, Human
-----------------------
Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Revocable Proxy Form pertain only to shares held through the Bank's benefit
                                 ----
plans.

                                                Sincerely yours,


                                                The Board of Directors

                            NEW YORK COMMUNITY BANK
                              615 MERRICK AVENUE
                           WESTBURY, NEW YORK 11590

                                                        May 14, 2001

Dear Retiree,

    As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993 and the formation of Queens County Bancorp, Inc. as the parent holding company for the Bank, and its subsequent renaming to New York Community Bancorp, Inc. (the "Company"), the following benefit plans were either amended or established as noted:

     1.   The Bank's Incentive Savings Plan ("401(a) Plan") was amended to
          -------------------------------------------------
          provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Trust Company.

     2.   An Employee Stock Ownership Plan and Trust ("ESOP") was established.
          ---------------------------------------------------
          The ESOP acquired 2,946,800 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,699,056 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Trust Company.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a Joint Proxy
Statement/Prospectus dated May 14, 2001, and the Revocable Proxy Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Revocable Proxy Form and return it by no
                                                                          -----
later than June 1, 2001 to: Ms. Victoria Kalligeros, Asst. Vice President, Human
-----------------------
Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Revocable Proxy Form pertain only to shares held through the Bank's benefit
                                 ----
plans.

                                                Sincerely yours,


                                                The Board of Directors

                            NEW YORK COMMUNITY BANK
                              615 MERRICK AVENUE
                           WESTBURY, NEW YORK 11590

                                                        May 14, 2001

Dear Former Employee with vested New York Community Bancorp, Inc. stock held in an Employee Benefit Plan,

    As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993 and the formation of Queens County Bancorp, Inc. as the parent holding company for the Bank, and its subsequent renaming to New York Community Bancorp, Inc. (the "Company"), the following benefit plans were either amended or established as noted:

     1.   The Bank's Incentive Savings Plan ("401(a) Plan") was amended to
          -------------------------------------------------
          provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Trust Company.

     2.   An Employee Stock Ownership Plan and Trust ("ESOP") was established.
          ---------------------------------------------------
          The ESOP acquired 2,946,800 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,699,056 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Trust Company.
As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a Joint Proxy
Statement/Prospectus dated May 14, 2001, and the Revocable Proxy Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Revocable Proxy Form and return it by no
                                                                          -----
later than June 1, 2001 to: Ms. Victoria Kalligeros, Asst. Vice President, Human
-----------------------
Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Revocable Proxy Form pertain only to shares held through the Bank's benefit
                                 ----
plans.

                                                Sincerely yours,


                                                The Board of Directors

                            NEW YORK COMMUNITY BANK
                              615 MERRICK AVENUE
                           WESTBURY, NEW YORK 11590

                                                             May 14, 2001

Dear Employee,

    As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993 and the formation of Queens County Bancorp, Inc. as the parent holding company for the Bank, and its subsequent renaming to New York Community Bancorp, Inc. (the "Company"), the following benefit plans were either amended or established as noted:

     1.   The Bank's Incentive Savings Plan ("401(a) Plan") was amended to
          -------------------------------------------------
          provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Trust Company.

     2.   An Employee Stock Ownership Plan and Trust ("ESOP") was established.
          ---------------------------------------------------
          The ESOP acquired 2,946,800 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,699,056 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Trust Company.

     3.   A Recognition and Retention Plan and Trust ("RRP") was established.
          --------------------------------------------------
          The RRP purchased 1,474,875 shares (split adjusted) of common stock in connection with the conversion. The unrelated corporate trustee for the RRP is First Bankers Trust Co.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a Joint Proxy
Statement/Prospectus dated May 14, 2001, and the Revocable Proxy Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Revocable Proxy Form and return it by no
                                                                          -----
later than June 1, 2001 to: Ms. Victoria Kalligeros, Asst. Vice President, Human
-----------------------
Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Revocable Proxy Form pertain only to shares held through the Bank's benefit
                                 ----
plans.

                                                Sincerely yours,


                                                The Board of Directors

                            NEW YORK COMMUNITY BANK
                              615 MERRICK AVENUE
                           WESTBURY, NEW YORK 11590

                                                        May 14, 2001

Dear Employee,

    As you know, in connection with the conversion of CFS Bank (the "Bank") from the mutual to stock form of organization in 1993, and the formation of Haven Bancorp, Inc. as the parent holding company for the Bank, and the subsequent merger of Haven Bancorp, Inc. with and into New York Community Bancorp, Inc. (the "Company") in November 2000, the following benefit plans include shares of New York Community Bancorp, Inc. as noted:

     1.   The CFS Bank 401 (k) Thrift Incentive Savings Plan was established to
          --------------------------------------------------
          provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(k) Plan is Merrill Lynch Trust Company.

     2.   The CFS Bank Employee Stock Ownership Plan was established.  The ESOP
          ------------------------------------------
          holds 554,186 shares of common stock of the Company for the benefit of the Bank's employees. The unrelated corporate trustee for the ESOP is Chase Manhattan Bank.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a Joint Proxy
Statement/Prospectus dated May 14, 2001, and the Revocable Proxy Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Revocable Proxy Form and return it by no
                                                                          -----
later than June 1, 2001 to: Ms. Victoria Kalligeros, Asst. Vice President, Human
-----------------------
Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Revocable Proxy Form pertain only to shares held through the Bank's benefit
                                 ----
plans.

                                                Sincerely yours,


                                                The Board of Directors

                            NEW YORK COMMUNITY BANK
                              615 MERRICK AVENUE
                           WESTBURY, NEW YORK 11590

                                                        May 14, 2001

Dear CFS Bank Retiree,

    As you know, in connection with the conversion of CFS Bank (the "Bank") from the mutual to stock form of organization in 1993, and the formation of Haven Bancorp, Inc. as the parent holding company for the Bank, and the subsequent merger of Haven Bancorp, Inc. with and into New York Community Bancorp, Inc. (the "Company") in November 2000, the following benefit plans include shares of New York Community Bancorp, Inc. as noted:

     1.   The CFS Bank 401 (k) Thrift Incentive Savings Plan was established to
          --------------------------------------------------
          provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(k) Plan is Merrill Lynch Trust Company.

     2.   The CFS Bank Employee Stock Ownership Plan was established.  The ESOP
          ------------------------------------------
          holds 554,186 shares of common stock of the Company for the benefit of the Bank's employees. The unrelated corporate trustee for the ESOP is Chase Manhattan Bank.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a Joint Proxy
Statement/Prospectus dated May 14, 2001, and the Revocable Proxy Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Revocable Proxy Form and return it by no
                                                                          -----
later than June 1, 2001 to: Ms. Victoria Kalligeros, Asst. Vice President, Human
-----------------------
Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Revocable Proxy Form pertain only to shares held through the Bank's benefit
                                 ----
plans.

                                                Sincerely yours,


                                                The Board of Directors

                            NEW YORK COMMUNITY BANK
                              615 MERRICK AVENUE
                           WESTBURY, NEW YORK 11590

                                                        May 11, 2001


Dear Former CFS Bank Employee with vested New York Community Bancorp, Inc. stock held in an Employee Benefit Plan,

    As you know, in connection with the conversion of CFS Bank (the "Bank") from the mutual to stock form of organization in 1993, and the formation of Haven Bancorp, Inc. as the parent holding company for the Bank, and the subsequent merger of Haven Bancorp, Inc. with and into New York Community Bancorp, Inc. (the "Company") in November 2000, the following benefit plans include shares of New York Community Bancorp, Inc. as noted:

     1.   The CFS Bank 401 (k) Thrift Incentive Savings Plan was established to
          --------------------------------------------------
          provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(k) Plan is Merrill Lynch Trust Company.

     2.   The CFS Bank Employee Stock Ownership Plan was established.  The ESOP
          ------------------------------------------
          holds 554,186 shares of common stock of the Company for the benefit of the Bank's employees. The unrelated corporate trustee for the ESOP is Chase Manhattan Bank.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participants' accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a Joint Proxy
Statement/Prospectus dated May 11, 2001, and the Revocable Proxy Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Revocable Proxy Form and return it by no
                                                                          -----
later than June 1, 2001 to: Ms. Victoria Kalligeros, Asst. Vice President, Human
-----------------------
Resources, New York Community Bank, 615 Merrick Avenue, Westbury, New York 11590. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Revocable Proxy Form pertain only to shares held through the Bank's benefit
                                 ----
plans.

                                                Sincerely yours,


                                                The Board of Directors